SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  October 25, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of June 1, 2002, providing for, inter alia, the issuance of CSFB Home Equity Trust Series 2002-1 Home Equity Pass-Through Certificates, Series 2002-1)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-13              13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Home Equity Trust Series 2002-1 Home Equity Pass-Through
Certificates, Series 2002-1 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of June 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, Ocwen Federal Bank FSB, as servicer, and JPMorgan Chase Bank, as trustee.

     On October 25, 2002 distribution was made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on October 25, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  October 30, 2002           By:   /s/  Andreas Auer
                                  ---------------------------------------
                                        Andreas Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         October 25, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on October 25, 2002



                    Credit Suisse First Boston Home Equity Mortgage Trust 2002-1
                                Statement to Certificate Holders
                                      October 25, 2002


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1      100,000,000.00   89,457,970.68    4,682,949.90     164,285.84    4,847,235.74     0.00            0.00       84,775,020.78
A2      165,000,000.00  149,542,156.35    7,210,499.15     667,331.87    7,877,831.02     0.00            0.00      142,331,657.20
A3       65,000,000.00   58,910,546.43    2,840,499.67     105,241.24    2,945,740.91     0.00            0.00       56,070,046.76
AR              100.00            0.00            0.00           0.00            0.00     0.00            0.00                0.00
M1       36,000,000.00   36,000,000.00            0.00      84,412.50       84,412.50     0.00            0.00       36,000,000.00
M2       24,000,000.00   24,000,000.00            0.00      73,275.00       73,275.00     0.00            0.00       24,000,000.00
B        10,000,000.00   10,000,000.00            0.00      36,364.58       36,364.58     0.00            0.00       10,000,000.00
P               100.00          100.00            0.00      95,340.62       95,340.62     0.00            0.00              100.00
TOTALS  400,000,200.00  367,910,773.46   14,733,948.72   1,226,251.65   15,960,200.37     0.00            0.00      353,176,824.74

AIO      50,000,000.00   50,000,000.00            0.00     291,666.67      291,666.67     0.00            0.00       50,000,000.00
X1      400,000,100.00  371,613,977.96            0.00           0.00            0.00     0.00            0.00      358,810,488.17
X2                0.00            0.00            0.00           0.00            0.00     0.00            0.00                0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1     22540V3P5      894.57970680    46.82949900        1.64285840        48.47235740      847.75020780     A1       2.203750 %
A2     22540V3Q3      906.31609909    43.69999485        4.04443558        47.74443042      862.61610424     A2       5.355000 %
A3     22540V3R1      906.31609892    43.69999492        1.61909600        45.31909092      862.61610400     A3       2.143750 %
AR     22540V3T7        0.00000000     0.00000000        0.00000000         0.00000000        0.00000000     AR      10.337717 %
M1     22540V3U4    1,000.00000000     0.00000000        2.34479167         2.34479167    1,000.00000000     M1       2.813750 %
M2     22540V3V2    1,000.00000000     0.00000000        3.05312500         3.05312500    1,000.00000000     M2       3.663750 %
B      22540V3W0    1,000.00000000     0.00000000        3.63645800         3.63645800    1,000.00000000     B        4.363750 %
P      22540V3X8    1,000.00000000     0.00000000  ################   ################    1,000.00000000     P       10.337717 %
TOTALS                919.77647376    36.83485338        3.06562759        39.90048097      882.94162038

AIO    22540V3S9    1,000.00000000     0.00000000        5.83333340         5.83333340    1,000.00000000     AIO      7.000000 %
X1     22540V3Y6      929.03471264     0.00000000        0.00000000         0.00000000      897.02599617     X1       0.000000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                Scott B. Rubin
                     JPMorgan Chase Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-8847
                               Fax: 212) 946-8919
                           Email: scott.b.rubin@chase.com


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                                      -6-


                    Credit Suisse First Boston Home Equity Mortgage Trust 2002-1
                                        Statement to Certificate Holders
                                           October 25, 2002


Sec. 4.06(i)     Principal Remittance Amount (Total)                                   12,653,693.84
                 Group 1                                                                4,063,062.56
                 Group 2                                                                8,590,631.28

                 Scheduled Principal Prepayments (Total)                                  325,178.75
                 Group 1                                                                  108,218.96
                 Group 2                                                                  216,959.79

                Principal Prepayments (Total)                                          12,062,550.45
                Group 1                                                                 3,826,859.75
                Group 2                                                                 8,235,690.70

                Curtailments (Total)                                                      270,768.17
                Group 1                                                                   127,332.88
                Group 2                                                                   143,435.29

                Cutailment Interest Adjustments (Total)                                     1,450.29
                Group 1                                                                       650.99
                Group 2                                                                       799.30

                Repurchase Principal (Total)                                                    0.00
                Group 1                                                                         0.00
                Group 2                                                                         0.00


                Substitution Amounts (Total)                                                    0.00
                Group 1                                                                         0.00
                Group 2                                                                         0.00

                Net Liquidation Proceeds (Total)                                                0.00
                Group 1                                                                         0.00
                Group 2                                                                         0.00

                Other Principal Adjustments (Total)                                           535.60
                Group 1                                                                        -0.02
                Group 2                                                                       535.62

                Gross Interest (Total)                                                  3,686,050.09
                Group 1                                                                 1,058,163.09
                Group 2                                                                 2,627,887.00

                Reimbursements of Non-Recoverable Advances Previously Made (Total)         -6,789.42
                Group 1                                                                         0.00
                Group 2                                                                    -6,789.42

                Recovery of Reimbursements Previously Deemed Non-Recoverable (Total)            0.00
                Group 1                                                                         0.00
                Group 2                                                                         0.00

                Prepayment Penalties Number of Loans with
                Respect to which Prepayment Penalties were Collected                              38
                Group 1                                                                            7
                Group 2                                                                           31

                Balance of Loans with
                Respect to which Prepayment Penalties were Collected                    2,035,624.75
                Group 1                                                                   141,696.44
                Group 2                                                                 1,893,928.31

                Amount of Prepayment Penalties Collected                                   95,339.76
                Group 1                                                                     5,307.15
                Group 2                                                                    90,032.61


                                      -7-
                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                    Credit Suisse First Boston Home Equity Mortgage Trust 2002-1
                                        Statement to Certificate Holders
                                            October 25, 2002

Sec. 4.06(a)(iv)        Beginning Number of Loans Outstanding (Total)                                      9.385
                        Group 1                                                                            3,660
                        Group 2                                                                            5,725

                        Beginning Aggregate Loan Balance (Total)                                  371,613,677.97
                        Group 1                                                                   110,735,764.72
                        Group 2                                                                   260,877,913.25

                        Ending Number of Loans Outstanding (Total)                                         9,107
                        Group 1                                                                            3,526
                        Group 2                                                                            5,581

                        Ending Aggregate Loan Balance (Total)                                     358,810,188.18
                        Group 1                                                                   106,672,702.16
                        Group 2                                                                   252,137,486.02

Sec. 4.06(a)(v)         Servicing Fees
                        including Trustee Fee, Credit Risk Manager Fee, & FSA Premium(Total)          183,216.65
                        Group 1                                                                        50,264.79
                        Group 2                                                                       132,951.86

Sec. 4.06(a)(vii)       Current Advances (Total)                                                             N/A
                        Group 1                                                                              N/A
                        Group 2                                                                              N/A

                        Aggregate Advances (Total)                                                           N/A
                        Group 1                                                                              N/A
                        Group 2                                                                              N/A

Sec. 4.06(viii) Delinquent Mortgage Loans
                Group 1
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month         25                858,739.71            0.81 %
                2 Month         10                314,074.51            0.29 %
                3 Month          3                126,724.90            0.12 %
                Total           38              1,299,539.12            1.22 %

                Group 2
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month          93             4,656,695.14            1.85 %
                2 Month          50             1,837,640.37            0.73 %
                3 Month          54             2,805,765.38            1.11 %
                Total           197             9,300,100.89            3.69 %

                Group Totals
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month         118              5,515,434.85           1.54 %
                2 Month          60              2,151,714.88           0.60 %
                3 Month          57              2,932,490.28           0.82 %
                Total           235             10,599,640.01           2.96 %
                * Delinquent Bankruptcies are included in the table above.



                                    -8-
                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                    Credit Suisse First Boston Home Equity Mortgage Trust 2002-1
                                        Statement to Certificate Holders
                                            October 25, 2002


                Bankruptcies

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                 8               194,221.62             0.18 %

                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                24               785,608.42             0.31 %

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                32               979,830.04             0.27 %
                * Only Current Bankruptcies are reflected in the table above.

                Balance of Bankruptcies delinquent 31 to 60 Days (Total)                              42,691.55
                Group 1                                                                                    0.00
                Group 2                                                                               42,691.55
                * Above Figures provided for calculation of Rolling 3 Month Delinquency Rate.


                Foreclosures

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                0               0.00                    0.00 %

                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                0               0.00                    0.00 %

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                0               0.00                    0.00 %

Sec. 4.06(xi)   REO Properties

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                0               0.00                    0.00%

                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                0               0.00                    0.00%

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                0               0.00                    0.00%


                                    -9-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                    Credit Suisse First Boston Home Equity Mortgage Trust 2002-1
                                        Statement to Certificate Holders
                                           October 25, 2002

Section 4.04(a)(xii)    Current Realized Losses (Total)                                           143,006.53
                        Group 1                                                                         0.00
                        Group 2                                                                   143,006.53

                        Cummulative Realized Losses (Total)                                       692,219.66
                        Group 1                                                                         0.00
                        Group 2                                                                   692,219.66

Sec. 4.04 (a)(xiv)      Amount on Deposit in Pre-Funding Account (Total)                                0.00
                        Group 1                                                                         0.00
                        Group 2                                                                         0.00

Sec. 4.04 (a)(xiv)      Capitalized Interest Requirement (Total)                                        0.00
                        Group 1                                                                         0.00
                        Group 2                                                                         0.00

Sec. 4.04 (a)(xv)       Insured Payments (Total)                                                        0.00
                        Group 1                                                                         0.00
                        Group 2                                                                         0.00

                        Trigger Event Occurrence
                        (Is Rolling 3 Month Delinquency Rate > 16.5% of Sr. Enhancement%?)               No
                        Rolling 3 Month Delinquency Rate                                           1.20657 %
                        Sr. Enhancement Percentage x 16.5%                                         3.47802 %

Group 2 O/C             Reporting Targeted Overcollateralization Amount                        16,000,008.00
                        Ending Overcollateralization Amount                                     5,633,363.44
                        Ending Overcollateralization Deficiency                                10,366,644.56
                        Overcollateralization Release Amount                                            0.00
                        Monthly Excess Interest                                                 2,080,254.88
                        Payment to Class X-1                                                            0.00


                                    -10-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
